UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2017

CENTURY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36491	68-0521411
(Commission File Number)	(I.R.S. Employer Identification Number)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 770-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 1.01.	Entry into a Material Definitive Agreement.

On August 9, 2017, Century Communities, Inc. (the “Company”) entered into a Distribution Agreement (the “Distribution Agreement”) with J.P. Morgan Securities LLC, Citigroup Global Markets Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as its sales agents (the “Sales Agents”), pursuant to which the Company may offer and sell from time to time through the Sales Agents up to $100,000,000 maximum aggregate offering price of the Company’s common stock, par value $0.01 per share (“Common Stock”), in such amounts as the Company may specify by notice to any Sales Agent, in accordance with the terms and conditions set forth in the Distribution Agreement.

The Distribution Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties, and termination provisions. Under the terms of the Distribution Agreement, the Company has agreed to indemnify the Sales Agents against certain specified types of liabilities, including liabilities under the Securities Act of 1933, as amended, to contribute to payments the Sales Agents may be required to make in respect of these liabilities, and to reimburse the Sales Agents for certain expenses. In the ordinary course of business, the Sales Agents or their respective affiliates from time to time have provided and may in the future provide various investment banking, commercial banking and financial advisory services to the Company and/or its affiliates, for which they have received or may receive customary compensation.

The above summary of the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Distribution Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

A copy of the opinion of Greenberg Traurig, LLP with respect to the validity of the shares of Common Stock that may be sold and issued pursuant to the Distribution Agreement is attached as Exhibit 5.1 to this Current Report on Form 8-K. This Current Report on Form 8-K is also being filed for the purpose of filing Exhibits 5.1 and 23.1 as exhibits to the Company’s effective Registration Statement on Form S-3 (Registration No. 333-205349), and such exhibits are hereby incorporated by reference into such Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Distribution Agreement, dated August 9, 2017, among Century Communities, Inc. and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated

5.1	Opinion of Greenberg Traurig, LLP

23.1	Consent of Greenberg Traurig, LLP (included within the opinion filed as Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2017	CENTURY COMMUNITIES, INC.

	By:	/s/ David Messenger
Name: David Messenger
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Distribution Agreement, dated August 9, 2017, among Century Communities, Inc. and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated

5.1	Opinion of Greenberg Traurig, LLP

23.1	Consent of Greenberg Traurig, LLP (included within the opinion filed as Exhibit 5.1)